Segment Disclosure	12 Months Ended
Dec. 31, 2025
Segment Reporting [Abstract]
Segment Disclosure

Note 4 - Segment Disclosure

ASC 280 “Segment Reporting ”,  establishes standards for reporting information about operating segments. Operating segments are defined as components of an enterprise about which separate financial information is available that is evaluated regularly by the CODM  in deciding how to allocate resources and in assessing performance. The Company manages its business on the basis of one reportable segment and unit and derives revenues mainly from products, licensing rights and affiliate commissions (see Note 1 for a brief description of the Company’s business).

 The Company operates as one operating segment. Operating segments are defined as components of an enterprise for which separate financial information is regularly evaluated by the CODM, which is the Company’s chief executive officer, who reviews financial information and annual operating plans for purposes of making operating decisions, evaluating financial performance, and allocating resources.

The key measure of segment profit or loss that the CODM uses to allocate resources and assess performance is the Company’s net income (loss). This is reviewed against budgeted expectations to assess segment performance and allocate resources. The Company’s segment net loss for December 31, 2025, and 2024 consisted of the following:

Segment Disclosures for the Years Ended:

	December 31, 2025	December 31, 2024
Sales
Revenues	$133,222	$171,596
Net Sales	133,222	171,596
Cost of Goods Sold	—	21,645
Gross Profit	133,222	149,951
Sales, marketing and support
Marketing costs	60,695	148,093
Professional fees	33,108	51,838
Amortization	14,800	4,800
Consulting	886,105	5,133
General and Administrative costs	31,392	4,459
Loss on Impairment	—	5,000
Net Income (Loss) Before Taxes	$(892,877)	$(69,372)